Exhibit 10.7

                            MASTER SERVICES AGREEMENT
================================================================================

DATE: Jun 14, 2004                         MASTER SERVICES AGREEMENT NUMBER   **

THE CUSTOMER AND **. (HEREINAFTER REFERRED TO AS "**") AGREE THAT ** WILL PERFORM, FOLLOWING RECEIPT OF APPROPRIATE CREDIT APPROVAL FOR THE CUSTOMER, CERTAIN SERVICES FOR THE CUSTOMER IN ACCORDANCE WITH THIS AGREEMENT AND THE ATTACHED TERMS AND CONDITIONS.

BILLING INFORMATION
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
Billing Language: English

Corporate Legal Name MidNet Canada, Inc.      CORPORATE TRADING/OPERATING NAME MidNet Canada, Inc.

Billing Address 1055 West Hastings St., Ste: 300  City Vancouver  Prov/State BC  Postal Code V6E2E9

Billing Phone 604-609-6188        Billing Fax 604-684-6024   Billing E-mail Address  kassandra@midnetinc.com

LEGAL CONDITIONS
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TERMS AND CONDITIONS                                       Customer Initials   X

ACCEPTABLE USE POLICY (AUP)                                Customer Initials   X

THE ATTACHED TERMS AND CONDITIONS, AND ANY OTHER ATTACHED SCHEDULES ARE DEEMED TO BE PART OF THIS Customer Initials X AGREEMENT, ARE ENFORCEABLE AND BINDING BETWEEN ** AND THE CUSTOMER, AND HAVE BEEN READ BY THE CUSTOMER PRIOR TO THE EXECUTION OF THIS AGREEMENT.

THIS AGREEMENT IS NOT BINDING UNLESS AND UNTIL IT HAS BEEN SIGNED BY AN AUTHORIZED OFFICER OF EACH PARTY.

SIGNATURES
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

REPRESENTATIVE (Print)                REPRESENTATIVE PHONE NUMBER    LEGAL NAME
----------------------                ---------------------------    ----------
**                                    **                             MidNet Canada, Inc.

REPRESENTATIVE IDENTIFICATION NUMBER  REPRESENTATIVE SIGNATURE       AUTHORIZED SIGNATORY
------------------------------------  ------------------------       --------------------
**                                    X /s/**                        X /s/ Kassandra Gehry

**AUTHORIZED NAME                     AUTHORIZED SIGNATORY           CUSTOMER AUTHORIZED NAME      AUTHORIZED CUSTOMER PHONE
-----------------                     --------------------           ------------------------      -------------------------
(Print)                                                              (Print)                       NUMBER
**                                    X /s/**                        Kassandra Gehry               778-892-2014

TITLE                                 DATE                           TITLE                         DATE
-----                                 ----                           -----                         ----
Director of Sales                     June 16, 2004                  Director of Network Strategy  June 16, 2004

                                   Page 1 of 1

** The confidential portion has been omitted pursuant to a request for confidential treatment. The confidential portion has been filed separately with the Securities and Exchange Commission.

                             ** TERMS AND CONDITIONS

1. SERVICES

a.) "Agreement" refers to the Services Agreement to which to these Terms and Conditions are attached, these Terms and Conditions, the Acceptable Use Policy, the Credit Application and all schedule(s) attached to such Service Agreement. In consideration for the fees payable by the Customer pursuant to this Agreement (the "Fees"), ** shall perform the services indicated on the attached Services Agreement (the "Services") at the Customer's location(s) specified in the Services Agreement, or on any attached schedule (the "Service Sites").

b.) ** shall begin performing the Services, on its own network or otherwise, upon installation of the Equipment (as defined in Section 2(a)), or as otherwise agreed to between the parties, and shall continue such performance during the Term (as defined in Section 6), unless any or all of the Services are earlier terminated in accordance with this Agreement.

c.) ** may,  without  penalty (and  specifically  without the penalty set out in
Section 5 (c) below), suspend the provision of all or any of the Services to the Customer, for a reasonable length of time, in order to maintain, test or configure the Services or to perform such other work as ** may determine is necessary or appropriate. For non-emergency situations, ** will provide reasonable prior written notice of suspension of services. Such suspension of services will be done in a reasonable manner so as to minimize the impact to the Customer's business activity.

d.) The parties agree that the scope of Services to be provided may be amended from time to lime at the request of or with written authorization of the Customer, and any such amendment shall be deemed to become an integral part of this Agreement The Customer acknowledges that changes in the scope of Services require **'s consent and may result in additional installation Fees and/or termination charges.

2. ** EQUIPMENT

a.) ** may install such of its wiring, cable, circuits, instruments, and other equipment ("** Equipment") in a Service Site as ** determines necessary or appropriate to connect the Service Site to allow ** to perform the Services.

b.) The ** Equipment shall be supplied and installed by ** up to the Customer demarcation point, as determined by **. The Customer acknowledges that the ** Equipment shall be maintained and repaired only by ** or **'s authorized agents. ** may provide additional Services and/or ** Equipment beyond the Customer demarcation point if requested by the Customer. The Customer acknowledges that such provision will result in additional Fees, in addition to the Fees specified in this Agreement.

c.) ** is the owner of the ** Equipment, or has obtained the right to make the ** Equipment available for use by the Customer from a third party. The ** Equipment will at ail times during and after the Term remain the property of ** or such third party, as the case may be, regardless of the manner in which it is installed in or attached at the Service Sites. The Customer shall be responsible for any loss, cost, claim or damage resulting to or from the ** Equipment for any reason whatsoever including, without limitation, a disappearance or theft, or in connection with its installation, removal, use, maintenance or repair, as well as any loss and damage resulting from the Customer's use of the Services, unless such loss or damage is due solely to the negligence or willful misconduct of **.

d.) Subject to Section 3(b), the Customer shall not, without **'s prior written consent, make any deletion, addition, correction or other alteration to the ** Equipment, connect any equipment of the Customer or third party to the ** Equipment, or permit access to the ** Equipment by any person not approved by
**.

e.) If any right, title or interest in and to any of ** Equipment is transferred or will transfer to the Customer and the full purchase price of for Transferred Equipment (the "Transferred Equipment") is not received by ** on or before the date of such transfer, in consideration of ** providing such Transferred Equipment, the Customer hereby creates and grants a purchase money security interest (or equivalent security interest) to ** in such Transferred Equipment and all proceeds thereof, equal to the value of the Transferred Equipment and Services performed in connection with the installation thereof as security for the prompt and complete payment of all amounts owing to ** by the Customer for providing such Transferred Equipment.

3. CUSTOMER OBLIGATIONS

a.) The Customer shall permit ** or **'s authorized agents access, to the Service Sites at all reasonable times during regular business hours or as otherwise agreed between the parties in order to install, inspect, maintain, repair, replace or remove or perform such other work as ** may determine is necessary or appropriate to all or part of the Services and/or ** Equipment. The Customer shall not place locks or other similar devices on the ** Equipment that would restrict such access to the Service Sites without providing ** access to the Service Sites.

b.) The Customer may, at its own expense and with the prior written consent of **, interconnect its own equipment with the ** Equipment, in accordance with the standards and procedures for interconnection and installation that are provided to the Customer by ** from time to time. In such event the Customer shall be responsible for ensuring that all of its interface equipment is compatible, and does not interfere, with the ** Equipment and the Services.

c.) The Customer shall provide such space, shelter and electricity at the Service Sites for the Equipment as **, acting reasonably, determines is necessary or appropriate including such environmental control systems, lighting and security provisions and all cable services, wiring, modems switching equipment and amplifiers which **, acting reasonably, determines is necessary or appropriate.

d.) The Customer shall not interfere with or damage, or permit any other party to interfere with or damage, the ** Equipment or other operations of ** or its customers.


** The confidential portion has been omitted pursuant to a request for confidential treatment. The confidential portion has been filed separately with the Securities and Exchange Commission.

e.) The Customer shall not create or permit to exist any liens or encumbrances on the ** Equipment or unpaid for Transferred Equipment except as approved by ** in writing.

f.) The Customer will at all times use the Services, ** Equipment and the Transferred Equipment in accordance with **'s Acceptable Use Policy, as amended from time to time.

g.) The Customer shall not use the Services, the ** Equipment or the Transferred Equipment in any manner not contemplated under this Agreement, including, without limitation, resale of such Services, the ** Equipment or the Transferred Equipment, without the express written consent of **. Any such unauthorized use shall be considered a material breach of this Agreement The Customer acknowledges that resellers and sharing groups are required to register with ** and the Canadian Radio-Television and Telecommunication Commission ("CRTC") prior to providing service and that the Customer shall be responsible for such registration.

h.) For Customers who have ordered domain name services, the Customer agrees to be bound by ANY and all rules and procedures established by the internet registration authority issuing the domain name, as amended from time to time, including any dispute resolution rules.

4. LIABILITY

a.) ** shall not be liable for incidental, consequential, special or indirect damages arising from or in connection with the breach of any provision of this Agreement or any attached schedules, whether or not such damages were foreseeable or ** was advised of the possibility of such damages. The aggregate liability of ** arising out of or in connection with this Agreement shall not exceed the Fees paid by Customer to ** hereunder. If requested, the Customer will provide in favour of ** a waiver of subrogation from Customer's insurer. The limitation of liability set forth in this section shall not apply to claims of personal injury or property damage due to the sole negligence or willful misconduct of ** against whom the claim is made. ** is not liable for ANY degradation of service caused by capacity shortages or actions of a third party supplier involved in providing the Service to the Customer.

b.) In no event shall ** be liable for the use of the ** Equipment, the Transferred Equipment or the Services by the Customer or any third party for unlawful or illegal purposes, or ANY purpose which is contrary to **'s terms of service which have been filed with the CRTC, or **'s Acceptable Use Policy, as amended from time to time.

c.) The Customer hereby indemnifies and holds harmless ** and its agents for any and all losses, damages, costs or expenses (including legal fees) resulting from any allegation, claim or action by a third party arising out of or relating to use of the ** Equipment, the transferred Equipment or the Services by the Customer or any third party, for unlawful or illegal purposes, or ANY purpose which is contrary to **'s terms of service which have been filed with the CRTC or **'s Acceptable Use Policy, as amended from time to time, or for any breach of this Agreement by the Customer.

d.) ** makes no representations, warranties, conditions or guarantees as to merchantability, fitness for particular purposes or ANY other representations, warranties, conditions or guarantees regarding the Services, the ** Equipment or the Transferred Equipment, whether express or implied, in law or In fact, or in writing, except as expressly stated in this Agreement and the attached Services Agreement. The Customer acknowledges that it has not relied upon any representation, warranty, condition or guarantee made by **.

e.) Without limiting the generality of Section 4(d), ** does not represent, warrant, covenant or guarantee that transmissions initiated by the Customer in the course of using the ** Equipment, the Transferred Equipment or the Services cannot and will not be received or intercepted by persons other than the intended recipients.

5. FEES

a.) The Fees spooned in the Services Agreement, including ANY security deposit, shall be paid by the Customer to ** in accordance with Section 5(d) herein in full without ANY right of set-off or deduction. The Customer shall pay ** any applicable sales, use, goods and services, value added or similar taxes payable with respect to the Fees, or otherwise arising with respect to this Agreement.

b.) Notwithstanding ANY other provisions herein, ** reserves the right to adjust domestic and US long distance rates to reflect changes in international tariffs, regulatory requirements, taxes, levies and other third party charges. International rates are subject to change.

c.) Subject to Section 1(c), when a service interruption occurs for a period of at least four (4) hours in ANY twenty-four (24) hour period after **'s receipt of written notice from the Customer (which notice is to be given to **'s technical support desk immediately et the time the service interruption occurs), the Customer shall be credited with an allowance equal to one thirtieth (1/30) of the monthly Fee for that particular month applicable to the Service which is rendered useless or substantially impaired, per day of the service interruption. Such allowance will be applied against the Customer's next monthly Fee. A service interruption means a failure by ** to provide the Services (or any particular Service) substantially in accordance with service specifications (set by ** from time to time) for reasons other than:

i.) capacity shortages not caused by **;
ii.) the failure or non-performance of any service, equipment or facilities provided by anyone other than **;
iii.) any act or omission by the Customer including, without limitation, interruptions required to correct interference to a Service caused by equipment of the Customer or a third party connected to or used in conjunction with the Service;
iv.) any unlawful,  illegal or improper use of the Equipment or any Service;
v.) any reasonable period during which ** interrupts the performance of the Services in order to perform tests, maintenance or adjustments to the Service facilities or the Equipment or such other work as ** may determine, acting reasonably, is necessary or appropriate;
vi.) the  occurrence  of an event of Force  Majeure  (as  defined in Section 9);


** The confidential portion has been omitted pursuant to a request for confidential treatment. The confidential portion has been filed separately with the Securities and Exchange Commission.

vii.) interruptions due to power fluctuations or power failure at the Service Sites; or viii.) access cannot be gained to the Service Sites by **.

d.) ** will invoice the Customer for all installation Fees (and all applicable taxes) forthwith following installation. ** will invoice the Customer the monthly Fees (and any applicable taxes) on a monthly basis. The Customer shall pay to ** all invoices by the payment due date printed on the invoice. A late payment charge of 1.5% per month may be applied to any invoice for which payment has not been received by ** by the payment due date printed on the invoice. In the event that a particular Service is commenced on a day other than the first day of a calendar month or terminates on a day other than the 1ast day of a calendar month, the Fee in respect of such Service shall be pro-rated based on a that (30) day month,

e.) Where payments have been made for charges that should not have been billed, or that were over billed, the Customer will be credited with the overpayment back to date of the error up to a maximum of one year from the date the error was identified. If the Customer does not dispute the charge within one year of the date of a statement, the right to have the excess credited for the period prior to such statement is lost.

f) The Customer is not responsible for paying previously unbilled or underbilled charges except where the charge is correctly billed within a period of one year from the date it was incurred.

g.) As security for the prompt and complete payment of all amounts due under this Agreement, including in respect of any minimum commitment by the Customer, the Customer hereby creates and grants to ** a security interest in all of the Customer's right, title and interest in and to all presently owned or held end after acquired or held personal property, assets and undertaking of the Customer and all proceeds thereof.

6. TERMINATION AND TERMINATION CHARGES

a.) This Agreement shall become effective on the date upon which this Agreement is executed by **. The term of Services ("Term") shall commence on the date the Service is installed and shell continue in full force and effect until the earlier of:
i.) the expiry of the Term specified in the Services Agreement; or ii) the termination of the Agreement in accordance with this section.

b.) Upon the expiry of the initial Term, this Agreement will be automatically renewed unless either party gives 30 days notice of termination prior to the end of the current term for successive one (1) year terms subject to termination pursuant to Section 6(d) or (e), or, subject to **'s approval, the Customer signing a new Agreement for the Services.

c.) Customers being provided Services on a month-to-month Agreement may terminate the Services at any time, subject to a 30-day minimum billing on 30 days written notice. For local access voice Services where the term is one year or longer for local access services, the Customer may terminate up to 25% of the original quantity of local access Services contracted for without penalty. If the number of local access lines in service fall below 75% of the original contracted quantity, termination Fees equal to 60% of the remaining charges for such removed services will be applied, based on the remaining portion of the Term.

d.) ** may terminate any Service under this Agreement, at **'s discretion, immediately, without further obligation to the Customer in the event of:
i.) any failure by the Customer to pay any Fees, make payments for Transferred Equipment, or other amounts when due hereunder or any breach of this Agreement by the Customer which cannot be resolved or is not resolved to **'s satisfaction within fifteen (15) days of ** notifying the Customer of such breach;
ii.) any merger, consolidation or similar transaction or acquisition or sale, lease or other transfer of all or substantially all of the assets or voting shares of the Customer, or any other change in the control or ownership of the Customer in respect of which written notification has not been provided to **; iii.) the Customer making or being deemed to have made a general assignment for the benefit of creditors under the Bankruptcy and Insolvency Act (the "Act"), or if a petition is filed against it under the Act, or if it shall be declared or adjudicated bankrupt, or if an application is made in respect of it under the Companies Creditors Arrangement Act, or if a liquidator, trustee in bankruptcy or receiver institute proceedings against the Customer to be adjudged bankrupt or insolvent or consents to the institution of such appointment or proceedings, or if it admits in writing an inability to pay debts generally as they become due or becomes an "insolvent person" as that term is defined in the Act;
iv.) use of the Services and/or Equipment for any illegal or unlawful purposes or any purposes which is contrary to **'s terms of services filed with the CRTC or **'s Acceptable Use Policy, as amended from time to time; or v.) ** being required by law to cease providing Services.

e.) The Customer may terminate this Agreement immediately, without further obligation to **, other than the obligation to pay amounts owing for Services provided to the date of such termination, under the following conditions:
i.) by paying immediately to ** 60% of the remaining value of aggregate monthly Fees under this Agreement;
ii.) by entering into a new Agreement for Services for a term and quantity equal to or greater than the original Agreement;
iii.) any other breach of this Agreement by ** which cannot be resolved or is not resolved within thirty (30) days of the Customer notifying ** of such breach;
iv.) in the event of more  than  four (4)  service  interruptions  described  in
Section 5(c) in any thirty (30) day period for which the Customer has registered a trouble ticket with **'s technical support desk and for which **'s technical support desk has closed the trouble ticket; or v.) pursuant to the provisions of Section 9.

f.) Upon termination:
i.) ** may immediately remove any ** Equipment or unpaid for Transferred Equipment from the Service Sites and the Customer shall permit ** and its agents access to the Service Sites for such purpose;
ii.) the Customer shall pay ** any and all amounts owed by Customer to ** pursuant to this Agreement and all costs (including reasonable legal fees) incurred by ** in attempting to protect **'s rights or remedies, or to cause the


** The confidential portion has been omitted pursuant to a request for confidential treatment. The confidential portion has been filed separately with the Securities and Exchange Commission.

Customer's compliance with its obligations pursuant to this Agreement; and iii.) in the case of termination by ** in accordance with Section 6(d), other than 6(d)(v) (unless as a result of the Customer's actions), the Customer shall pay ** all Fee obligations for the remaining portion of the Term. In the case of the termination 0;' long distance or toll free Services, the Customer shall pay to **, in a single payment, an amount based on an average of the Customer's monthly long distance monthly billing multiplied by the number of months remaining in term of the Agreement.

g.) For Services provided by ** using DSL technology, the customer understands that the signature of this Services Agreement does not guarantee availability of the service since availability can only be determined during the provisioning process. If ** cannot render the service, ** may at its sole discretion either provide another equivalent solution to the Customer or terminate the Service at no charge to the Customer.

7. ASSIGNMENT

The Customer may not assign any rights or obligations under this Agreement to any third party without the express written consent of **, which consent shall not be unreasonably withheld.

8. CONFIDENTIALITY

During and after the Term, each party (the "Receiving Party") shall maintain strictly confidential all information, financial, technical, or otherwise, disclosed by the other party (including the terms of this Agreement) and shall not copy or use any such information except as contemplated by this Agreement. The foregoing shall not apply to information which is or becomes publicly known otherwise than by reason of .a breach of this Agreement by the Receiving Party or has been independently developed outside the scope of this Agreement. Where the Receiving Party is required by law to disclosure confidential information, it shall use its best efforts to minimize the extent of disclosure of the confidential information and to obtain an undertaking from the recipient to maintain the confidentiality thereof. Notwithstanding the foregoing, ** may disclose the Customer's confidential information to **'s agents, provided that such agents agree to be bound by confidentiality provisions equivalent to this section.

9. FORCE MAJEURE

a.) If at any time during the Term, ** is unable to provide any or all of the Services by reason of the occurrence of an event of Force Majeure (defined in Section 9(b)), ** will be excused from the performance 01 its obligations hereunder, during the continuance of such inability, provided that ** provides written notice of the occurrence of the Force Majeure to the Customer within ten
(10) days of its occurrence and takes all reasonable measures to prevent or remove the Force Majeure. In the event of the occurrence of an event of Force Majeure, ** may provide the Customer with bridge service, if possible, and the Customer may, at its option, terminate the Agreement with written notice if ** cannot resume provision of the Services within sixty (60) days of the occurrence of the event of Force Majeure.

b.) "Force Majeure" means a fire, rain, flood, epidemic, earthquake, snowstorm, ice buildup, quarantine, embargo, or other act of God; explosion, damage or destruction of equipment or facilities; strike, lockout or other dispute with workers; riots, civil disputes, war (whether declared or undeclared) or armed conflict; any municipal ordinance or provincial or federal law, governmental order of regulation or order of any court or regulatory body; the inability to obtain, or any delay in obtaining, local access for any reason whatsoever, fraud control by ** which renders continued provision of a Service or the Services under the Agreement impossible, impracticable or illegal.

10. GENERAL

a.) Any notice, request, demand, consent or other communication provided or permitted hereunder shall be in writing and given by personal delivery, or sent by registered mall, postage prepaid, or transmitted by facsimile or other form of recorded communication tested prior to transmission, addressed to the party for which it is intended at its address set out on the Services Agreement; provided, however, that either party may change its address for notice by giving five (5) days prior written notice of such change to the other party in the manner prescribed above. Any notice so given shall be deemed to have been received on the dale on which it was delivered or transmitted by facsimile or other form of recorded communication.

b.) This Agreement will be govemed by and construed in accordance with the law of the Province of Ontario. The parties hereby attorn to the exclusive jurisdiction of the courts of the Province of Ontario.

c.) If you are an individual, (including individuals carrying on business alone or in partnership with other individuals), you consent to the collection, use and disclosure by ** of personal and business information (including any information obtained from others with your consent) concerning you submitted to us ("Information"). You certify all Information to be true and complete. ** may use the Information to establish and serve you as our customer, to determine whether other ** services are suitable for you and offer them to you or when required or permitted by law. We may also obtain Information from parties outside **, including through a credit check, and verify Information with them. You authorize those parties to give us the Information. We may disclose Information to other parties and credit bureaus to establish your credit history and support the credit process. You may obtain our Privacy Code, or review your options for refusing or withdrawing this consent, by calling **'s or by visiting our web site at **.

d.) This Agreement is subject to all of the terms and conditions of **'s terms and service which have been filed with the CRTC, as amended from time to time. The most up-to-date versions of the documents are available by calling **'s.

e.) If any section, provision or part of this Agreement is held to be unenforceable, invalid or illegal, then it shall be severed and deemed to be deleted and the remaining provisions shall remain valid and binding.

f.) No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any provision, whether or not similar, nor shall any waiver constitute a continuing waiver.


** The confidential portion has been omitted pursuant to a request for confidential treatment. The confidential portion has been filed separately with the Securities and Exchange Commission.

g.) Time is of the essence of this Agreement

The parties hereto confirm that it is their wish that this Agreement, as well as any other documents relating hereto, including all notices, have been and shall be drawn up in the English language only. Les parties ont expressement exige que cet accord et ces documents soient rediges en langue anglaise seulement.


** The confidential portion has been omitted pursuant to a request for confidential treatment. The confidential portion has been filed separately with the Securities and Exchange Commission.

                                    ** ("**")
                          ACCEPTABLE USE POLICY ("AUP")

**'s goal is to provide high quality service to our customers while protecting their privacy and security. We have established our AUP to prevent unacceptable uses of our services and equipment and to ensure that we are able to provide the level and quality of services our customers expect.

The AUP applies to all customers of **.

"Customer" includes any organization, individual, company, or other entity and their agent or affiliate, to which ** (directly or indirectly) provides services ("**").

"**" includes any ** facilities, any equipment on **'s side of the demarcation point or point of service, any equipment owned or provided by **, any services provided by or arranged by ** and any service which is the subject of an agreement between ** and the Customer, regardless of whether or not the user of ** has a contract with **.

PROHIBITED USES
The following uses are prohibited under this AUP. The descriptions are guidelines and are not meant to be exhaustive.

*    Illegal/Criminal Activity
** must not be used in creating, facilitating, or attempting, the intentional or unintentional criminal or civil violation of federal, provincial or other applicable law or regulation.

Violations include:

* infringing copyrights, trademarks, trade secrets, patents or other types of intellectual property;
* posting any content that threatens, advocates, promotes or otherwise encourages violence or which provides instruction, information or assistance in causing or carrying out such violence;
* transmitting offensive materials including obscene, pornographic, indecent, hateful, defamatory or otherwise objectionable material;
*    violating personal privacy.
*    Security and Integrity Violations

** must not be used in creating, facilitating, or attempting (successfully or unsuccessfully) the violation of the security or integrity' of a network, service or other system of ** or others.


** The confidential portion has been omitted pursuant to a request for confidential treatment. The confidential portion has been filed separately with the Securities and Exchange Commission.

Violations include:

* circumventing user authentication or security of any host, network or account ("cracking" or "hacking");
* interfering with service to any user, host, network ("denial of service attacks");
* falsifying addressing information including modifying header information of any TCP/IP packet or email or newsgroup posting for the purpose of concealing the sender's or recipient's identity or any other illegitimate purpose. This provision is not intended to disallow the use of aliases or anonymous remailers for any legitimate purpose;
* using ** to violate the acceptable use policies or service agreements of others.
** may investigate incidents involving such violations and may involve and will co-operate with law enforcement if a criminal violation is suspected.

*    Spamming, etc.
** must not be used in sending a message (including fax and voice traffic) to any person who does not wish to receive it or with the effect of preventing fair and proportionate use of ** by others, or in spamming, whether or not the quantity or quality of messages disrupts the facilities of ** or others.

Violations include:

* sending unsolicited bulk messages (commercial advertising, unsolicited commercial messages, political tracts, announcements, etc.);
* sending messages with charity requests, petitions for signature, chain mail or financial scam related requests;
* posting a single message, or similar messages, to large numbers of newsgroups (excessive cross-posting or multiple posting, also known as "USENET spam");
* spamming indirectly through the use of other service providers or transmitting email or content through other service providers in a way which indicates in any way that ** was involved in the transmission of such email or content;
*    operating an unsecured email relay;
*    posting binary files to non-binary newsgroups;
*    attempting to evade filters of spamming;
* violating accepted norms of the Internet community, whether or not expressly mentioned in this AUP.

**'S RIGHTS
** reserves the right to prohibit activities that violate this AUP or may damage its reputation.

** will generally not monitor private electronic mail messages sent or received by its Customers but may conduct reasonable investigation of a Customer and its equipment (i) if required by law or (ii) upon reasonable suspicion of a violation of this AUP to determine if there has been a violation or (iii) when public safety may require it. ** may at all times monitor its performance of ** electronically to determine if its facilities are operating satisfactorily.

** The confidential portion has been omitted pursuant to a request for confidential treatment. The confidential portion has been filed separately with the Securities and Exchange Commission.

** may disclose Customer information or information transmitted by means of its facilities (i) to comply with legal requirements or (ii) where necessary to protect ** and others from harm or (iii) where such disclosure is necessary to the proper operation of **'s facilities. ** is not obliging itself to Customer to inform the Customer that Customer's information has been disclosed or will be disclosed and in some cases may be prohibited by law from so informing.

The Customer acknowledges that ** is unable to exercise control over the content of information passing through its facilities or carried as a result of performing ** and is therefore not responsible for that content.

CONSEQUENCES
Violation of this AUP (direct or indirect, including by a third party) entitles ** to remove immediately the offending material, establish immediate or temporary filtering, deny access, suspend or terminate **, or take any other appropriate action, as determined by ** in its sole discretion, in addition to any remedies provided by any agreement to provide **. ** may give notice of violations but ** reserves the right to act without notice when necessary, as determined by ** in its sole discretion. Nothing in this AUP is to be construed to limit **'s actions or remedies in any way with respect to any of the foregoing activities, and ** reserves the right to take any additional actions it may deem appropriate with respect to such activities, including without limitation, taking action to recover the cost of identifying offenders and disconnecting them from **, and charging to cover **'s costs in the event of disconnection of dedicated access or like situation. ** may co-operate with other service providers to discourage and resist abuses of acceptable use policies. ** reserves the right to take corrective action upon notification to ** of unacceptable use on other networks. ** may be used to link to other networks world-wide and you agree to conform to the acceptable use policies of these networks. You agree, through your operations, not to cause disturbances, outages or other problems which may affect **'s or any other network or network based equipment, or which may adversely affect **'s ability to provide services.

INDEMNIFICATION
You will indemnify and hold ** harmless from any claim brought by third parties relating to Customer's use of **. You must defend and pay all damages and costs (including legal fees) arising from such claims. You must immediately notify ** of any claim or potential claim, within the Customer's knowledge, involving the Customer related to **. Failure to do so gives ** the right to defend such claims at your sole cost.

INCIDENT REPORTING
To report a suspected breach of this AUP, please contact **.

** The confidential portion has been omitted pursuant to a request for confidential treatment. The confidential portion has been filed separately with the Securities and Exchange Commission.

REVISIONS TO AUP
** may amend this AUP according to its services agreement(s) with you. Use of ** after due notification according to those services agreement(s), will constitute your acceptance of the amended AUP.

If you have any questions regarding this AUP, please contact **.

** The confidential portion has been omitted pursuant to a request for confidential treatment. The confidential portion has been filed separately with the Securities and Exchange Commission.

                              Schedule of Services
================================================================================
Date: September 10, 2004

Master Services Agreement Number: **

Schedule Number: **                                Revised for a 3 year contract

Corporate Legal Name: MidNet, Inc.

Corporate Trading/Operating Name:  MidNet, Inc.

                                                                  Currency           Rate
Address         No     Qty   Description     Charge    Price Type   Type    Rate     Type      Term
-------         --     ---   -----------     ------    ----------   ----    ----     ----      ----
**              1      **    **              **        **           USD                        3 year

                1.2    **    **              **        **                                      3 year

**              2      **    **              **        **           USD                        3 year

                2.2    **    **              **        **                                      3 year

**              3      **    **              **        **           USD                        3 year

                3.2    **    **              **        **                                      3 year

**              3      **    **              **        **           USD                        3 year

                3.2    **    **              **        **                                      3 year

Total Monthly Recurring (MRC)         **   US Dollars
Total Non-Recurring (NRC)             **
Note: Client will provide a installation time line to ** by July 15, 2004. Client may purchase additional private lines between these locations at these same prices anytime during this contract.

SIGNATURES
**                                                                   CUSTOMER

Representative (Print)                Representative Phone Number    Legal Name
----------------------                ---------------------------    ----------
**                                    **                             MidNet, Inc.

Representative Identification Number  Representative Signature       Authorized Signatory
------------------------------------  ------------------------       --------------------
**                                    X /s/ **                       X /s/ Kassandra Gehry

** Authorized Name                    Authorized Signatory           Customer Authorized Name      Authorized Customer Phone
(Print)                                                              (Print)                       Number
------------------                    --------------------           ------------------------      -------------------------
**                                    X/s/ **                        Kassandra Gehry               778-892-2014

Title                                 Date                           Title                         Date
-----                                 ----                           -----                         ----
Director of Sales                     June 11, 2004                  Director of Network Strategy  June 11, 2004 revised
                                                                                                   September 9, 2004 for
                                                                                                   longer term contract

                                   Page 1 of 1

** The confidential portion has been omitted pursuant to a request for confidential treatment. The confidential portion has been filed separately with the Securities and Exchange Commission.